UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2025

DEFI DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41748	83-2676794
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6401 Congress Avenue, Suite 250 Boca Raton, Florida	33487
(Address of registrant’s principal executive office)	(Zip code)

(561) 559-4111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	DFDV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On May 14, 2025, DeFi Development Corp. (f/k/a Janover Inc.), a Delaware Corporation (the “Company”) posted an investor presentation to its website at https://defidevcorp.com/investor (the “Investor Presentation”). The Company expects to use the investor presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts, and others. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”).

On the same day, the Company issued a press release announcing that its Board of Directors has approved a new compensation framework for the Company’s executives and core treasury strategy team, directly tying bonus outcomes to growth in SOL per Share (“SPS”). With this plan, the Company becomes the first public company to directly link compensation to per-share crypto asset accumulation. A summary of the SPS tiers and corresponding bonus multipliers is as shown in the press release, furnished as Exhibit 99.2 to this Current Report.

The information contained in the Investor Presentation, attached hereto as Exhibit 99.1, is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Investor Presentation speaks only as of the date of this current report on Form 8-K. The Company undertakes no duty or obligation to publicly update or revise the information included in the Investor Presentation, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or other public disclosure. In addition, the Investor Presentation furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit. By furnishing the information contained in the Investor Presentation, the Company makes no admission as to the materiality of any information in the Investor Presentation that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation
99.2	Press Release, dated as of May 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2025	DEFI DEVELOPMENT CORP.

	By:	/s/ Joseph Onorati
	Name:	Joseph Onorati
	Title:	Chairman & CEO

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